                                                                   Exhibit 10.13

                           MOUNTVILLE PENNSYLVANIA


                                    Part I


     MADE and executed this 9th day of December, 1996.

     By and between DONNERVILLE ASSOCIATES, a Pennsylvania limited partnership having its principal place of business at 2350 Springwood Road, York, Pennsylvania 17402, herein called "Landlord"; and GEOSYSTEMS GLOBAL CORPORATION, a Delaware corporation, having its principal place of business at 227 Granite Run Drive, Lancaster, Pennsylvania 17601, herein called "Tenant."

     Landlord does hereby Lease unto Tenant the "Premises" at the "Rent" for the "Term" for the "Permitted Use" upon and under the Terms and Conditions set forth in this Part I and Part II of the Lease Agreement (collectively, the "Lease") all as follows. In case of conflict in definitions or other provisions of Part I and of Part II, Part II shall control.

     1.   Premises.

          1.1 Location: 3700-3750 Electronics Way, Township of West Hempfield, County of Lancaster, Lancaster, Pennsylvania 17601.

          1.2  Tenant's Rentable Square Footage: 62,000 Square Feet.

          1.3 Building Rentable Square Footage: 62,000 Square Feet, comprising 2 buildings connected by a corridor. See Exhibit A.

          1.4  Tenant's Pro-Rate Share of Building: 100 Percent (100.00%).

          1.5 The garage located on the Premises, comprising approximately 400 square feet, is included within the Leased Premises at no cost.

          1.6 All unimproved area covered by legal description attached as Exhibit A.

     2.   Improvements:

          2.1  ( )  Premises Leased with existing improvements.

          2.2 (X) Repairs/Improvements by Landlord to be completed for Occupancy by April 1, 1997, excepting landscaping and parking lot repairs which will be completed as weather permits, but no later than June 15, 1997. (As per Exhibit B and Section 2 of Part II attached, which includes provision for a tenant improvement allowance of $275,000). No later than December 20, 1996, Tenant will provide Landlord with a complete Tenant's Scope of Work which shall delineate those items which Tenant intends to contract with Harold H. Hogg, Inc. to perform and which must be completed prior to occupancy. Tenant will respond to requests for information by Landlord's Contractor, Harold H. Hogg, Inc., within five (5) business days of any such request. Every day of delay past the five (5) days allowed will be considered one (1) day of Tenant Delay as set forth in Section 2.1 of Part II.

     3.   Term:

          3.1  Number of Years: Ten (10) Years.

          3.2  Term Begins: April 1, 1997, subject to adjustment pursuant to
               Section 3.1 of Part II attached.

          3.3  Term Ends: March 31, 2007, subject to adjustment pursuant to
               Section 3.1 of Part II attached.

          3.4  Purchase Option as per attached Rider.

          3.5  Option to Renew as per Section 3.2 of Part II.

     4.   Rent:

          4.1  Base Rent for Entire Term: $6,198,262.65

          4.2 Monthly Installments (subject to adjustment pursuant to Section 3.1 of Part II attached):
               April 1, 1997 through July 31, 1997 - $22,604.17
               August 1, 1997 through October 31, 1997 - $33,906.25
               November 1, 1997 through March 31, 1999 -$45,208.33
               April 1, 1999 through March 31, 2000 - $49,083.33
               April 1, 2000 through March 31, 2001 - $50,555.83
               April 1, 2001 through March 31, 2002 - $52,072.50
               April 1, 2002 through March 31, 2003 - $53,634.68
               April 1, 2003 through March 31, 2004 - $55,243.72
               April 1, 2004 through March 31, 2005 - $56,901.03
               April 1, 2005 through March 31, 2006 - $58,608.06

               April 1, 2006 through March 31, 2007 - $60,366.30


          4.3  Intentionally Deleted.

          4.4 Last Month's Rent: $32,604.17 paid by Tenant at signing of Lease shall be credited toward the last month's rent. This payment shall earn interest at a three percent (3%) annual rate compounded monthly which also shall be credited towards the Tenant's last month's rent.

          4.5 Pre-Commencement Operating Expenses: Tenant's obligation to pay Operating Expenses attributable to the Premises shall commence February 1, 1997, however, Landlord agrees that the cost to the Tenant for electrical service to the Premises will not exceed $3,000 per month from February 1 through April 1 or the completion of construction, whichever occurs last, any such excess to be paid by Landlord. The only other exception shall be the obligation to maintain and pay for liability and fire insurance, which shall be the responsibility of the Landlord until March 30, 1997.

     5. Permitted Use: Office, R&D, light assembly, warehouse, wholesale sales and storage.

     6. First Right of Refusal: Tenant shall have the First Right of Refusal to purchase the Building, exerciseable by Tenant within thirty (30) days of Tenant's receipt of a copy of the bona fide offer received by Landlord from another party on the same terms and conditions as the offer. This right shall not apply to the sale or transfer of the property to an entity in which Harold H. Hogg or Springwood Group, Limited or their successors as general partner of Landlord (such entity being and "Approved Entity") owns a controlling interest provided that the sale or transfer of the property to the Approved Entity is not done for the purpose of defeating Tenant's First Right of Refusal.

     IN WITNESS WHEREOF, intending to be legally bound, the Landlord and Tenant have caused this Part I presents to be signed by their duly authorized officers or agents and their appropriate seals to be hereunto affixed, the day and year first above written.


WITNESS:                                     DONNERVILLE ASSOCIATES, "Landlord"


                                             By:   /s/ [ILLEGIBLE]
                                                 -------------------------------
                                             Name: /s/ [ILLEGIBLE]
                                                 -------------------------------
                                             Title:  General Partner
/s/ [ILLEGIBLE]
____________________                         By:
                                                  ------------------------------
                                             Name:
                                                  ------------------------------
                                             Title: General Partner

____________________                         By:
                                                 -------------------------------
                                             Name:
                                                 -------------------------------
                                             Title: General Partner


WITNESS/ATTEST:                              GEOSYSTEMS GLOBAL CORPORATION
                                            "Tenant"

/s/ [ILLEGIBLE]
____________________                         By:  /s/ BARRY J. GLICK
                                                 -------------------------------
                                             Name:  Barry J. Glick
                                                 -------------------------------
                                             Title: President & CEO

                                     PART II

                                       OF

                           LEASE DATED December 9,1996

                                     between

                     DONNERVILLE ASSOCIATES, "Landlord" and

                     GEOSYSTEMS GLOBAL CORPORATION, "Tenant"

1.   PREMISES.

     The Landlord does hereby Lease unto the Tenant and the Tenant does hereby lease from the Landlord the Premises with the improvements erected or to be erected thereon, which is outlined in red on Exhibit "A", attached hereto and made a part hereof, on the terms and conditions set forth in Parts I and II. The rentable areas of the Building have been calculated on the basis of the following definitions and it is hereby stipulated, absent manifest error, that for all purposes of this Lease that the rentable areas are as set forth in Part I of this Lease, whether the same be in fact more or less as a result of minor variations resulting from actual construction and completion of the leased premises for occupancy so long as such work is done in accordance with the terms and provisions hereof.

     In the event the Premises are part of a warehouse, flex building, business center, or retail strip center, defined herein as a building where Tenants are provided with their own private entrances, private restrooms and without any interior common areas shared by Tenants, the "rentable area" shall refer to all floor area measured from the outside surface of any exterior walls to the middle of any demising walls.

2.   IMPROVEMENTS

     2.1 Tenant and Landlord agree that at the signing of this Lease, Tenant has provided Landlord with all information necessary to prepare a Landlord's Scope of Work for all build-out to be done by Landlord at Landlord's expense, and the Landlord's Scope of Work is set forth in Exhibit B attached hereto. Landlord's Scope of Work as described in Exhibit B (the "Landlord's Work") shall be completed by or at the direction of Landlord, on or before April 1, 1997, subject only to completion of "punch list" items agreed to in writing by Landlord and Tenant, which items are not necessary for Tenant's reasonable use and occupancy of the Premises ("Substantial Completion"). In the event the Landlord's Work or Tenant's Scope of Work to the extent Tenant contracted with Harold H. Hogg, Inc. to perform the same (the "Hogg Work") is not substantially completed in a manner which would allow Tenant to occupy the Premises for its intended use as aforesaid by April 1, 1997, Landlord will pay Tenant, except in the case of Tenant caused delay (a "Tenant Delay"), the sum of $350 for each business day completion of the Premises is delayed beyond May 1, 1997 (the "Per Diem Damages"), such payment shall be tendered within thirty (30) days of occupancy of the Premises by Tenant. In the event Landlord's Work or Hogg Work is not completed on or before May 1, 1997, Tenant shall have the option of (a) completing Landlord's Work and the Hogg Work at the cost and expense of Tenant, by using contractors and/or laborers of Tenant's choosing, whereby any such reasonable expenses so incurred by Tenant and not repaid to Tenant by Landlord within thirty (30) days of Tenant's delivery to Landlord of an invoice therefor, shall be credited as an offset against Tenant's obligation to pay rent hereunder, or (b) allowing Landlord to complete Landlord's Work and accepting the Per Diem Damages. It is agreed that "reasonable expenses" shall mean the actual cost to the Tenant of materials, labor, fringe benefits, payments to subcontractors, and any sales taxeS or permit fees on same incurred by Tenant in connection with performing Landlord's Work or Hogg Work. "Reasonable expenses" does not include charges for management personnel of Tenant who administer the work, the cost of utilities, any general allocations, or any costs not directly related to the completion of Landlord's Work or Hogg Work. Landlord's obligation to repay Tenant shall not arise until Tenant has supplied Landlord with reasonable substantiation for all such charges. Should the parties disagree on whether Tenant has supplied reasonable substantiation, Tenant shall have the right of offset as set forth above pending the outcome of mediation of the matter.

     Landlord hereby indemnifies Tenant against any and all liability, claims, actions or damages arising from the performance of Landlord's Work by Landlord, its contractors or agents. Landlord shall procure and file a stipulation against liens and all releases and waivers from mechanics liens prior to commencement of Landlord's Work. Notwithstanding Tenant's agreement to assume the payment of defined Operating Expenses effective February 1, 1997, such obligation shall not extend to the payment of expenses attributable to Landlord's Work and Landlord's activities within the Premises.

     2.2 Landlord agrees to provide Tenant with a $275,000 construction allowance to be used any way that Tenant desires. Such funds must be used within the first three years of occupancy. Any funds not utilized by Tenant will be applied to the monthly rent as directed by Tenant in writing and within thirty
(30) days of receipt of such direction by Tenant. Upon Tenant's presentation to Landlord of paid receipts or invoices for work completed within or on the Premises, Landlord shall reimburse Tenant for those expenses up to the maximum construction allowance of $275,000.

     The parties have agreed that the Tenant improvement allowance of $275,000 is to be spent on the following improvements: (1) complete carpet replacement;
(2) demolition, renovation, and/or build-out of the bottom-half of the Annex; and (3) to the extent Tenant elects to do so, upon of the work described by the "Tenant's Scope of Work" as outlined in Exhibits B-1 through B-5, as can be performed and Tenant elects to cover with the $275,000 allowance. Landlord hereby grants its consent to Tenant's Scope of Work. At Tenant's election, Tenant may contract with Harold H. Hogg, Inc. to perform any of the work set forth on Tenant's Scope of Work on a lump sum basis, as specified by Tenant as set forth in Section 2.2 of Part I above. An itemized listing of the potential work is listed in Exhibit B-1 through B-5.

3.   TERM.

     Tenant shall have and hold the Premises for a ten (10) year term commencing on the later to occur of April 1, 1997, or that date on which Landlord (or Tenant, as the case may be) substantially completes construction of the Landlord's Work and/or Hogg Work (less punch list items) as provided in Section 2 of Part II hereof (the "Commencement Date"). Notwithstanding the foregoing, in the event Substantial Completion is delayed as a result of a Tenant Delay or a delay associated with Tenant's unreasonable actions or inactions following Tenant's take-over of Landlord's Work or the Hogg Work, the Commencement Date shall not be delayed by that number of days attributable to such delays. If the delay was due to the actions (or inactions) of both Landlord and Tenant, the parties shall apportion the number of day delays between them by mutual agreement. Should the parties be unable to agree, the matter shall be settled through mediation.

     In the event the Commencement Date is a day other than April 1, 1997, the dates governing the monthly installments of rental due as set forth in Section
4.2 of Part I shall be adjusted accordingly, provided, however, that in the event the Commencement Date falls on a day other than the first day of the month, rental shall be apportioned for that first partial month at a per diem rate so that the date designations as set forth in Section 4.2 shall always reflect the first and last day of a month.

     So long as Tenant is not in default of this Lease, Tenant shall have one option to renew this Lease for an additional renewal term of three (3) years, exerciseable by delivery of written notice to Landlord not later than the last day of the ninth (9th) year of the Lease term. All terms and conditions of this Lease shall apply to such renewal term except rent, which shall be established prior to the first day of the renewal term at the then current fair market rent for the area in which the Premises is located as determined by the mutual agreement of the parties. This option expires and terminates on the last day of the 9th year of the Lease Term. For purposes of this Lease, use of the word "term" shall be deemed to include both the original ten (10) year term as well as the three (3) year renewal term, to the extent applicable.

4.   RENT.

     4.1 Minimum Rent: The parties agree that the Minimum Rent (the "Rent") for the Premises shall be as set forth in Section 4.1 of Part I, and so long as Tenant is not in default Tenant shall pay such rent in the equal monthly installments as set forth in Section 4.2 of Part I, in advance, on the first day of each calendar month during the Term. In addition, Tenant shall pay Landlord, without notice, demand, deduction or set-off, except as specifically set forth herein, the Additional Rent (as hereinafter set forth) regardless of other accommodations granted by Landlord to Tenant regarding the payment of minimum annual rent. Landlord will promptly forward sewer bills to Tenant for payment.

     4.2. Additional Rent: Tenant shall pay as additional rent, all Operating Expenses (as hereinafter defined in 4.3 of Part II) related to the operation and maintenance of or with respect to the Premises.

     4.3 Operating Expenses: Tenant agrees to pay as additional rent, in addition to the base rental set forth in this Lease, the following expenses (collectively, "Operating Expenses") which are necessary to effectively operate and maintain the Premises: All Real Estate taxes, fees or assessments (excluding any taxes, fees or assessments related to the future extension of Hempland
Road); all Fire, Casualty Liability, and Boiler Insurance Premiums attributable specifically to the Premises and required to be maintained pursuant to Section
6.4 and 7 of this Lease; snow removal and lawn maintenance (as required pursuant to Section 5.6); costs of water, sewer, gas, fuel, electricity and all other utilities utilized by Tenant, janitorial service and trash removal (as required pursuant to Section 5.5), including trash recycling as required by government regulation, lighting costs and security as Tenant may from time to time deem necessary, as well as the cost incurred by Tenant in connection with Tenant performing the repairs and maintenance obligations imposed upon Tenant as set forth in section 5.2 below.

5.   UTILITIES AND SERVICES.

     5.1 Utilities: Tenant shall be responsible for the payment of all electricity, heating and air conditioning and water service utilized for the normal use and occupancy of the Premises. Landlord reserves the right, without any liability to Tenant, and without being in breach of any covenant of this Lease, with as much prior notice to Tenant as is possible under the circumstances, to interrupt or suspend service of any of the heating, ventilating, air-conditioning, electric, sanitary, or other systems serving the Premises, or the rendition of any of the other services required by Landlord under this Lease, whenever and for so long as may be necessary by reason of accident, emergencies, strikes or by reason of any other cause beyond Landlord's reasonable control, excluding, however, difficulties resulting from failure to pay the cost of such items, including without limitation mechanical failure and governmental restrictions on the use of materials or the use of any of the Building systems. With respect to the interruption or suspension of any required service in connection with the making of repairs or changes which Landlord is required by this Lease or by law to make or in good faith deems advisable, Landlord agrees wherever possible to schedule such work outside of normal business hours and in all cases to take such actions as are necessary to minimize interference with Tenant's operations.

     In each instance, however, Landlord shall exercise reasonable diligence to eliminate the cause of interruption and to effect restoration of service as soon as possible, and shall give Tenant reasonable notice under the circumstances, and in all non-emergency situations at least 72 hours in advance of the commencement and anticipated duration of such interruption. Except as specifically set forth in Section 18.4(b) of this Part II, Tenant shall not be entitled to any diminution or abatement of rent or other compensation or damages nor shall this Lease or any of the obligations of the Tenant be affected or reduced by reason of the interruption, stoppage or suspension of any of the Building systems or services arising out of the causes set forth in this paragraph so long as Landlord observes the terms of this section.

     5.2 Repairs: The Tenant shall at its sole cost and expense maintain in good repair the Premises and every part thereof, including waste disposal systems, and doors, excluding only the following which Landlord shall maintain in good repair and to the extent necessary, replace, at Landlord's sole cost and expense: heating, ventilating and air-conditioning systems ("HVAC"), roof, skylights, foundation, exterior walls, downspouts and gutters, and damage resulting from Landlord's failure to maintain the foregoing, provided, however, that Tenant shall be required to make repairs to the HVAC, roof, foundation, exterior walls, downspouts and gutters within thirty (30) days of written notice by Landlord, if such repairs are occasioned by the negligence of Tenant, its officers, employees, agents, customers or invitees, ordinary wear and tear excepted. If Tenant requests that Landlord make the repairs on Tenant's behalf or Landlord requires Tenant to perform repairs or maintenance which under the terms of this Lease are Tenant's responsibility, Tenant shall pay the costs associated with such repairs and maintenance, and they shall be considered as additional rent. Tenant shall return the Premises in good condition and repair, ordinary wear and tear excepted, and in a broom-clean condition upon expiration of this Lease. In the event that Tenant fails to comply with any terms of this paragraph then Landlord, following written notice to Tenant, shall undertake such repairs and cleaning with Tenant being liable for all reasonable costs thereof, including any expenses incurred by Landlord to enforce this provision, whether they be court costs, reasonable attorneys' fees or any other cost of collection and enforcement, and these costs shall be considered as Additional Rent.

     5.3 Heating Ventilation and Air Conditioning Maintenance and Repair.

     (a) The Landlord shall perform at its sole cost and expense all preventive and routine maintenance, repair and replacement of the heating, ventilation and air conditioning equipment for the Premises during the entire term of Lease. The Landlord shall procure and keep in effect at Landlord's sole cost a standard preventive maintenance contract (see Exhibit "D"), on all heating, ventilating and air conditioning equipment.

     (b) Within thirty (30) days following the Commencement Date, Landlord, at its expense, shall perform an air quality test on the HVAC system and deliver the results of such test to Tenant. In the event the results of such test are not reasonably satisfactory to Tenant, Landlord shall, at its sole cost and expense, make the repairs or replacements necessary to provide air quality test results which are satisfactory within thirty (30) days of the issuance of the test results and Landlord shall then conduct a follow-up test confirming satisfactory conditions within sixty (60) days of the date of the issuance of the initial test results, which test results shall be delivered to Tenant.

     5.4 Clean Condition: The Tenant shall keep the Premises in a clean, sanitary and safe condition in accordance with the laws, ordinances and regulations of the Federal Government, Commonwealth of Pennsylvania, and of the Township in which the Premises is situated, provided, however, that such obligation shall not impose upon Tenant any responsibility or liability to perform those maintenance, repair and replacement obligations otherwise imposed upon Landlord under the terms of this Lease. Tenant shall comply with all requirements of law, ordinances and regulations, including those relating to occupational safety and health, in connection with Tenant's business operations within the

Premises. Except for dumpsters, neither trash nor any other material or thing shall be stored outside the Premises and storage in, or use of, above-ground storage tanks is prohibited. Tenant may maintain storage trailers and other similar storage facilities (excluding tanks) on the Premises provided such facilities comply with all applicable laws. In the event the Tenant fails to comply with any terms of this paragraph within thirty (30) days written notice of said violation(s), then Landlord shall, following telephonic notice to Tenant, undertake such steps which are necessary to rectify the violation(s) with Tenant being liable for all cost thereof, including any penalty or fine(s) associated with said violation(s) and any expenses incurred by Landlord to enforce this provision, whether court costs, attorneys' fees or any other cost of collection and enforcement. Tenant shall not be responsible for correcting conditions on the Premises necessary to comply with the Americans With Disabilities Act ("ADA") or laws relating to health, safety or the environment if such conditions existed as of the Commencement Date of the Lease and were then not in compliance with ADA or laws relating to health, safety or the environment; rather, Landlord shall correct such conditions and be obligated to bring the Premises into compliance with such laws at its sole cost and expense.

     If the conditions did not exist as of the Commencement Date of the Lease or did exist, but were then in compliance with laws relating to health, safety or the environment (excluding ADA), Landlord shall nevertheless correct such conditions and be obligated to bring the Premises into compliance with such laws at its sole cost and expense, but may treat such expenses as "Operating Expenses," to be passed through to Tenant, provided however, that the cost of correction of such conditions shall be amortized over the useful life thereof, together with interest at the actual interest rate incurred by Landlord in connection with such cost of correction, and only that portion attributable to any one Lease year shall be chargeable to Tenant as an Operating Expense in that Lease year, and payable by Tenant within thirty (30) days of receiving an invoice therefor.

     5.5 Janitorial Service: Tenant shall contract for and pay for janitorial services and the prompt removal of all trash from the Premises.

     5.6 Snow Removal and Lawn Maintenance: Tenant shall mow lawns, trim shrubbery, used where appropriate and remove snow from walkways, roadways and parking areas in accordance with the minimum requirements set forth in Exhibit 6.

6.   INSURANCE.

     6.1 Fire Insurance. Tenant will not conduct or permit to be conducted, any activity or place any equipment in or about the Premises, which will, in any way, increase the rate of fire insurance or other insurance on the Premises; provided, however, if any increase in the rate of fire insurance or other insurance is stated by any insurance company or by the applicable Insurance Rating Bureau to be due to any activity or equipment of, in or about the Premises controlled by Tenant, such statement shall be conclusive evidence that the increase in such rate is due to such activity or equipment of result thereof, Tenant shall be liable for such increase in the cost of fire insurance, or other insurance, which increase shall be considered additional rent payable hereunder, and Tenant shall be responsible for the payment thereof

     6.2 Indemnity: The Tenant covenants with the Landlord that Landlord shall not be liable for any damage or liability of any kind or for any injury to or death of persons or damage to property of Tenant or any other person during the term of this Lease, by reason of the use, occupancy and enjoyment of the Premises by the Tenant or any person thereon or holding under said Tenant, absent Landlord's, its designated agents', servants' or employees' negligence or willful misconduct. Tenant will indemnify and save harmless the Landlord from all liability, on account of any such real or claimed damage or injury and from all liens, claims and demands arising out of the Tenant's, its agents employees, contractors, licensees, invitees and others on the Premises for or on behalf of Tenant, use of the Premises and its facilities, or any repairs or alterations which the Tenant may make upon said Premises, but the Tenant shall not be liable for damage or injury occasioned by the negligence or willful misconduct of the Landlord and its designated agents, servants or employees or latent defects on the Premises of which Tenant has no knowledge. This obligation to indemnify shall include reasonable attorney's fees and required investigation costs and all other reasonable costs, expenses and liabilities from the first notice that any claim or demand is to be made or any be made.

     6.3 Waiver of Subrogation: Intentionally Deleted.

     6.4 Tenant Insurance: Tenant further covenants and agrees that from and after the delivery of the Premises from Landlord to Tenant, Tenant will carry and maintain, at its sole cost and expense, in addition to fire insurance under
Section 7 below, the following types of insurance, the amounts specified and in the form hereinafter provided for:

          6.4.1 Public Liability and Property Damage: Public liability and property damage insurance with a combined single limit of One Million dollars ($1,000,000.00) insuring against any and all liability of the insured with respect to said Premises or arising out of the maintenance, use or occupancy thereof All such bodily injury liability insurance and property damage liability insurance shall specifically insure the performance by Tenant of the indemnity provisions as to liability for injury to or death of persons and injury or, damage to property in this
     Section 6 contained.

          6.4.2 Tenant Improvements: Insurance covering all of the following items, all leasehold improvements, trade fixtures, merchandise and personal property from time to time in, on or upon the Premises, and personal property, of others in Tenant's possession, in an amount not less than the full replacement costs without deduction for depreciation from time to time during the term of the Lease, providing protection against any peril included within the classification "Fire and Extended Coverage," together with insurance against sprinkler damage, vandalism and malicious mischief Any policy proceeds shall be used for the repair or replacement of the property damaged or destroyed as Tenant may elect.

          6.4.3 Policy Form: All policies of insurance provided for herein shall be issued by insurance companies with general policyholders' rating of not less than A and a financial rating of AAA as rated in the most current available "Best's Insurance Reports," and qualified to do business in the State of Pennsylvania, and shall be issued in the name of Tenant. Such policies shall include Landlord and such other persons or firms as Landlord specifies as an additional insured and as a certificate holder, and executed copies of such policies of insurance or certificates hereof shall be delivered to the Landlord no later than ten (10) days before delivery of possession of the Premises to Tenant and thereafter no less than thirty
     (30) days prior to the expiration of the term of such policy. In respect of all public liability and property damage policies Landlord and such other persons or firms as Landlord specifies from time to time, shall be entitled to recovery under said policies for any loss occasioned to it, its servants, agents and employees by reason of the negligence of the Tenant as an additional insured and certificate holder. As often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained by the Tenant in like manner and to like extent. All policies of insurance delivered to the Landlord must contain a provision that the company writing said policy will give to the Landlord twenty (20) days' notice in writing in advance of any cancellation or lapse or the effective date of any reduction in the amounts of insurance. All public liability, property damage and other casualty policies shall be written as primary policies, not contributing with and not in excess of coverage which the Landlord may carry.

          6.4.4 Failure of Tenant to Obtain: In the event that Tenant fails to procure and/or maintain any insurance required by this Section, or fails to carry insurance required by law or governmental regulation, Landlord may (but without obligation to do so) at any time or from time to time, and without notice (provided however, that notice and an opportunity to obtain such insurance shall be given if the insurance is required by law, but not specifically required by the terms of this Lease), procure such insurance in which event Tenant shall repay the Landlord all sums so paid by Landlord, together with interest thereon as provided in Section 20 hereof, and any incidental costs or expenses incurred by Landlord in connection therewith, within ten (10) days following Landlord's written demand to Tenant for such payment. In case Landlord procures insurance under this section, it will notify Tenant of its doing so within thirty (30) days, but its failure to give' notice will not affect Tenant's obligation to insure under this Lease.

     6.5 Blanket Policy: Notwithstanding anything to the contrary contained within this Section 6, the Tenant's obligations to carry the insurance provided for herein may be brought within the coverage of a so called blanket policy or policies of insurance carried and maintained by the Tenant; provided, however, that the Landlord and others hereinabove mentioned shall be named as an additional insured thereunder as their interests may appear and that the coverage afforded the Landlord will be not reduced or diminished by reason of the use of such blanket policy of insurance, and provided further that the requirements set forth herein are otherwise satisfied. The Tenant agrees to permit the Landlord at all reasonable times to inspect the policies of insurance of the Tenant covering risks upon the Premises for which policies or copies thereof are not required to be delivered to the Landlord.

7.   FIRE INSURANCE.

     Landlord shall procure and maintain in full force and effect until March 30, 1997, non-assessable fire and extended coverage insurance policies. Commencing on March 30, 1997, and throughout the entire Term, Tenant shall procure and maintain in full force and effect, standard fire and extended coverage insurance insuring the Premises for the full replacement value thereof, but in no event less than $3,500,000 against all risks of direct physical loss and which insurance shall include protection against those occurrences covered by standard "extended coverage" clause. Such policies shall name Landlord as the insured, as well as Landlord's mortgagee, if so requested by Landlord. In the event of loss, insurance proceeds shall be held in escrow by Landlord's mortgagee, if any, and otherwise by an escrow agent selected by Landlord pending repair of the damages by Landlord, and upon completion of the repairs by Landlord, the proceeds shall be paid to Landlord or paid to Landlord's mortgagee if required by it. In the event Landlord or Tenant elects to terminate the Lease on account of fire or other casualty as hereinafter provided, insurance proceeds shall be paid immediately to Landlord or its mortgagee if required by it. Without affecting Tenant's obligations under this Lease to carry insurance, Landlord agrees to maintain liability insurance covering Landlord in an amount and with companies which meet the requirements of Section 6.4.1 and 6.4.3 of this Part II.

8.   USE OF BUILDING.

     The parties hereto agree that the Premises will be used only for the permitted /use set forth in SectionS of Part land uses incidental thereto. Tenant shall not permit the Premises to become vacant unless and until Tenant provides for biweekly security checks, at Tenant's sole cost and expense, for the duration of such vacancy.

9.   ALTERATIONS.

     Tenant shall not make any alterations, additions or improvements to the Premises without the prior obtained written consent of Landlord, which consent will not be unreasonably withheld or delayed. Landlord hereby grants its consent to the alterations set forth on Exhibit B. In no event shall any such alteration, addition, or improvement weaken the structure of or impair any Building on the Property. Any alteration, addition, or improvement to the said Premises shall be done in accordance with the applicable City or Township, County and State laws and ordinances, and building and zoning rules and regulations. Tenant hereby expressly assumes full responsibility for all damages and injuries which may result to any person or property by reason of or resulting from alterations, additions, or improvements made by it to the Premises, and shall hold Landlord harmless with respect thereto. Tenant shall procure and file a stipulation against liens and all releases and waivers from Mechanics Liens prior to commencement of any construction at the Property, and copies of said stipulations, releases and waivers shall be delivered to Landlord not later than forty-eight (48) hours prior to commencement. All alterations, shall remain on the Premises at the termination of the Lease and shall become the property of the Landlord, unless at the time the consent for the alteration was given by Landlord, the Landlord directed the alterations be removed at the termination of the Lease in which event they shall be removed and the Premises shall be returned, at the expense of Tenant, to its condition prior to the alteration. All machines, equipment, and supplies to be placed upon the Premises by the Tenant and not included on the plans and specifications for the Building shall remain the property of the Tenant and shall be removed by Tenant at the termination of the Lease; but the Tenant agrees to repair any damage to the Premises caused by the removal of such machines, equipment, or supplies. Notwithstanding anything contained in this section to the contrary, prior written consent of Landlord shall not be required for any alteration or course of alterations made within any one (1) calendar year that have an aggregate value of less than $10,000.

10.  SIGNS AND EXTERIOR ATTACHMENTS.

     10.1 Signs: Tenant, at its cost, will obtain and maintain in good repair any exterior signage Tenant installs on the Premises. All signage will comply with all applicable laws, ordinances, codes and regulations.

     10.2 Exterior: Intentionally Deleted.

     10.3 Interior: Tenant shall have the right, at its sole cost and expense, to erect and maintain within the interior of the Premises all signs and advertising matter customary or appropriate in the conduct of Tenant's business.

     10.4 Windows: Tenant shall at all times maintain all windows on the Premises in a neat, clean and orderly condition.

     10.5 General Appearance. Tenant acknowledges the appearance of the Premises affects the value of other nearby real estate and that Landlord has a direct economic interest in the appearance of the Premises. Accordingly, Tenant shall keep the exterior of the Premises in a neat and orderly condition in accordance with Tenant's obligations under the terms of this Lease.

11.  FIRE OR CASUALTY.

     In case of damage to the Premises by a risk insured against under Paragraph 7 of this Part II, Landlord, unless the Lease is terminated as hereinafter provided, shall repair or cause to be repaired such damages with reasonable dispatch after receiving from the Tenant written notice of the damage. If the damage is such as to render the Premises untenantable, the rent shall be abated to an extent corresponding with the period during which and the extent to which the Premises have become untenantable; provided, however, if such damage is caused by the negligence or willful misconduct of Tenant or of a subtenant, or the agents, employees, visitors, invitees or licensees of Tenant or of a subtenant, then notwithstanding such damage and untenantability, Tenant shall be liable for rent without abatement. In the event of damage to the Premises to the extent that more than fifty (50%) percent of the value of such Premises, Tenant shall give Landlord written notice of the damage, (but failure to give notice shall not be binding upon Landlord) after which Tenant may determine with reasonable dispatch whether the Lease shall be terminated, and, if terminated, all rent shall abate and the Lease terminate as of the date of the occurrences of the event causing such damage. Notwithstanding anything contained herein to the contrary, Landlord shall have no obligation to rebuild the Premises in case of damage to the Premises occurring in the tenth year of the Lease term, which damage would reasonably take more than six (6) months to restore, or if following a reasonable period of time for restoration, would leave less than four (4) months remaining in the unexpired Term of this Lease. Should Landlord elect not to rebuild under such circumstance, and Tenant elect to terminate this Lease, this Lease shall terminate as of the date of the casualty except that Tenant shall have a reasonable time thereafter to remove its equipment, personal property and the like from the Premises.

12.  EMINENT DOMAIN.

     The Tenant may at its option terminate this Lease if any portion of the Premises is condemned by any governmental body or by any other body or organization possessing the power of condemnation provided such condemnation substantially impairs the use or enjoyment by Tenant of the Premises. In case of the taking through eminent domain of all, or any portion, of the Premises, the Landlord shall notify the Tenant in writing of such taking. Within sixty (60) days after receipt of such written notice, the Tenant shall notify the Landlord, in writing, whether such taking through eminent domain, in the opinion of the Tenant substantially impairs its use or enjoyment of the Premises. If Tenant's use or enjoyment is substantially impaired, then Tenant shall given written notice to Landlord of its intent to vacate the Premises, which notice shall include the time when it desires to terminate /the Lease, which time shall not be later than the date on which title vests in the condemning authority. The failure of the Tenant to give notice set forth above as required and within the time limit set forth above, shall be conclusively construed as a decision on the Tenant's part that such taking does not substantially impair its use or enjoyment of the Premises, unless the taking is a total taking. On the other hand, the giving of such notice by the Tenant does not bind the Landlord as to the correctness of the Tenant's decision that its use or enjoyment of the Premises is substantially impaired by the taking, and Landlord may object to same and demand a decision be made by mediation. In the event Tenant does not terminate this Lease as aforesaid, Landlord shall promptly restore the balance of the Premises remaining after the taking. Tenant shall not be entitled to receive any part of any award or awards that may be made to or received by Landlord, relating to the fair market value of the real estate taken or severance damage to the remaining real estate of Landlord. Tenant at its expense may take independent proceedings against the public authority exercising the power of eminent domain to prove and establish any damage Tenant may have sustained relating to Tenant's business and relocation expenses.

13.  TOXIC WASTES, ETC.

     13.1 Tenant shall not place, locate on, or use any portion of the Premises for the production, storage, deposit or disposal of toxic, dangerous or hazardous substances or pollutants, including, but not limited to, nuclear fuel or wastes in violation of any applicable law or governmental regulation, which substances or pollutants, if found upon the Premises or if found elsewhere, in a form which violated applicable law, and determined to have come from the Premises in violation of any applicable law or governmental regulation, would subject Landlord to any damages, penalties or liabilities under any applicable federal, state or local law, or under any civil action.

     13.2 Tenant shall not bury or place any underground storage tanks on the Premises whether or not such storage tanks would be subject to the jurisdiction of the Environmental Protection Agency under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 and the Resource Conservation and Recovery Act, as amended.

     13.3 Tenant shall not place on or within the Premises in violation of any applicable law or governmental regulation, any hazardous material including, but not limited to, ureformaldehyde foam insulation, polychlorinated biphenyls and asbestos.

     13.4 Tenant shall indemnify, defend and hold harmless Landlord, its successors and assigns from and against any and all claims, legal or equitable, damages, liability or loss (including reasonable attorneys' fees) arising out of or in any way connected to any condition caused or created by the Tenant's failure to comply with Sections 13.1, 13.2 and 13.3 during any portion of the Lease term as set forth in Sections 3.2 and 3.3 of Part I, including, but not limited to, damage liability or loss under all federal, state and local environmental laws, strict liability and common law.

     13.5 Landlord shall indemnify, defend and hold harmless Tenant, its successors and assigns, from and against any and all claims, legal or equitable damages, liability, or loss (including reasonable attorneys' fees) under federal, state or local environmental laws, where Tenant's liability thereunder is solely due to Tenant's Lease of the Premises, arising from (a) any condition existing on the Premises prior to the date of Tenant's occupancy of the Premises, or (b) Landlord's failure prior to the date of Tenant's occupancy of the Premises to perform its obligations under federal, state or local environmental laws in respect of the Premises.

14.  NON-LIABILITY OF LANDLORD.

     (a) The Landlord shall not be liable to the Tenant, any officer, employee, agent, invitee, licensee or visitor of the Tenant, or any other person, for damage or injury to any person or property caused in whole or in part, by any act, omission or neglect of the Tenant, its contractor, employees or agents, invitee, licensee, or visitor, or any happening in any manner on the Premises and Tenant shall indemnify, defend and hold harmless Landlord from claim, loss or liability therefor provided, however, Landlord shall be liable for its, and its designated agents, servants and employees own negligence or willful misconduct.

     (b) All property kept, stored or maintained on the Premises shall be so kept, stored or maintained at the risk of the Tenant only, and the Landlord shall not be liable for any loss or damage to the Tenant or his property.

     (c) Landlord's liability to Tenant or anyone claiming through Tenant shall be limited to Landlord's interest in the Premises. The foregoing shall be absolute and without exception whatsoever.

15.  SUBLEASE.

     15.1 The Tenant shall not have the right to sell, assign, transfer, mortgage or pledge the Premises without the Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. In the event the Tenant proposes to sublease or sublet the Premises or any portion thereof, Tenant shall give to Landlord its written notice, which notice shall set forth
(i) the identity, business and financial condition of the proposed sub-tenant,
(ii) the terms and conditions of the proposed sublease, and (iii) and any other relevant information reasonably requested by Landlord. Unless Landlord shall expressly agree in writing to the contrary, no assignment or sublease shall modify or limit any right or power of Landlord hereunder or affect or reduce any obligation of Tenant hereunder. In the event that the proposed sublease is of a portion of the Premises, and Landlord consents to the sublease, the rent in this lease shall be prorated between the portion proposed to be subleased and the balance of the Premises on a square foot basis. Tenant shall pay any costs associated with or resulting from any proposed sublease of the Premises. Landlord and Tenant hereby agree that the requirement that Tenant obtain Landlord's consent prior to mortgaging the Premises does not limit Tenant's right to, or require Tenant to obtain the consent of Landlord in the event /Tenant elects to finance Tenant's personal property, equipment, trade fixtures, accounts receivable or other property.

     15.2 Tenant shall pay all of Landlord's reasonable cost and expenses (including attorneys' fees) in connection with Landlord's review of any proposed subletting or assignment.

     15.3 Notwithstanding the provisions of Section 15.1 as they apply to subleasing, Tenant hereby agrees to assume the reasonable costs associated with obtaining the local government's consent to a requested subleasing, including the cost of any related development requirements, should such consent or development requirements be required, provided however, that Tenant may withdraw its request to sublease, in the exercise of its sole discretion, if the estimated cost of obtaining such consent and the related development requirements is not acceptable to Tenant. To the extent Tenant agrees to assume such costs or a waiver of any applicable land development plan, processing is granted by the local government with respect to such sublease, Landlord may not withhold its consent to such subleasing. In the event such government approvals are required, Landlord agrees to cooperate with Tenant in connection with obtaining such approvals.

16.  VOLUNTARY OR INVOLUNTARY ASSIGNMENT.

     (a) Neither this Lease nor any interest therein shall be assignable or otherwise transferable by operation of law or by voluntary assignment to or for the benefit of creditors without the written consent of the Landlord, and such inhibition against voluntary assignment includes and comprehends any and every assignment which might otherwise be affected or accomplished by bankruptcy, receivership, attachment, execution or other judicial process or proceeding. If any assignment for the benefit of its creditors should be made by the Tenant, or if a voluntary or involuntary petition in bankruptcy, or for reorganization, or for an arrangement should be filed by or against the Tenant, or if the Tenant should be adjudicated a bankrupt or insolvent, or if a receiver is appointed of or for the Tenant, or for all or substantially all of its assets, or if any such assignment or transfer by operation of law should occur, then and in any such event, the Landlord may at its option, terminate this Lease by notice to the Tenant if any such involuntary petition or assignment is not discussed with sixty (60) days. The provisions of this paragraph shall not apply to any of the rights, titles and interest of the Landlord in, to or under this Lease.

     (b) So long as Tenant is not in default of this Lease, notwithstanding anything contained in this Lease to the contrary, Tenant shall, without the prior written consent of Landlord, have the right to assign this Lease to any parent, subsidiary or affiliate of Tenant, or any other entity which acquires all, or substantially all, of Tenant's business by sale, merger or otherwise, except as may be specifically prohibited in Section 16 hereof, and provided further, such entity acquiring all or substantially all of Tenant's business possesses equal or greater creditworthiness than Tenant in the exercise of Landlord's reasonable judgment and Tenant provides reasonable written evidence of such creditworthiness to Landlord.

17.  SURRENDER AT LEASE TERMINATION.

     The Tenant shall, upon the termination of the Term of this Lease, surrender to the Landlord the Premises, ordinary wear and tear excepted, and all building apparatus, machinery, equipment and fixtures situated thereon except items which may be removed under Section 9 of Part II. All alterations, improvements, and other additions made or installed by either party to, in, upon, or about the Premises shall either be removed by Tenant under Section 9 of Part II or become the property of the Landlord pursuant to Section 9, and if Landlord elected to keep the same they shall be surrendered to the Landlord by the Tenant in good condition or repair, ordinary wear and tear excepted, otherwise Tenant shall repair any damage caused by removal. The Tenant waives notice to quit at the end of the Term or at the termination of the Lease for any cause, except as may be specifically set forth herein.

18.  DEFAULT OF TENANT.

     18.1 Events of Default: If Tenant shall (i) fail to pay any monthly installment of rent (as required by Section 4 hereof) or shall fail to timely make any other payment required by the terms and provisions hereof and shall continue in default of such payment for a period often (10) days after written notice thereof is given by Landlord, or

(ii) violate or fail to perform any other terms, conditions, covenants or agreements herein made by Tenant and shall continue in default of such term, condition, covenant or agreement for a period of thirty (30) days after written notice thereof is given by Landlord, or if Tenant commences a cure and is diligently proceeding to complete such cure, the aforesaid thirty (30) day period will be extended as reasonably required to complete such cure, or (iii) abandon or vacate the Premises and fail to provide the security checks required by Section 8 hereof, or (iv) make or consent to an assignment for the benefit of creditors or a common law composition of creditors, or a receiver of Tenant's assets is appointed, or Tenant files a voluntary petition in any bankruptcy or insolvency proceeding, or an involuntary petition in any bankruptcy or insolvency proceeding is filed against Tenant and not discharged by Tenant within sixty (60) days, or adjudicated a bankrupt, then Tenant shall be deemed to have committed an Event of Default, and not withstanding any other remedies allowable by law, and in any of said events, this Lease shall, at the option of Landlord, cease and terminate and the provisions of this Section 18 shall automatically operate as a notice to quit (any notice to quit, or of Landlord's intention to re-enter, being expressly waived) and Landlord may proceed to recover possession under and by virtue of the provisions of the Laws of the Commonwealth of Pennsylvania or by such other proceedings, including reentry and possession, as may be applicable.

     Should this Lease be terminated before the expiration of the term of this Lease by reason of Tenant's default as hereinabove provided, the Premises may be relet by Landlord for such rent and upon such terms as are not unreasonable under the circumstances and, if the full rental hereinabove provided and any of the costs, expenses, or damages indicated below, shall not be realized by Landlord, Tenant shall be liable for all damages sustained by Landlord, including without limitation, deficiency in rent, reasonable attorneys' fees, brokerage fees, and reasonable expenses of placing the Premises in first class rentable condition, normal wear and tear excepted.

     Any damage or loss of rent sustained by Landlord may be recovered by Landlord, at Landlord's option, at the time of the reletting, or in separate actions, from time to time, as said damage shall have been made more easily ascertainable by successive relettings, or, at Landlord's option may be deferred until the expiration of the term of this Lease, in which event Tenant hereby agrees that the cause of action shall not be deemed to have accrued until the date of expiration of said term.

     18.2 Landlord's Remedies:

     (a) Upon the occurrence of an Event of Default hereunder, Landlord, at Landlord's sole option, shall have the right to exercise any or all of the remedies set forth herein, all of which shall be cumulative and in addition to any and all rights and remedies now or at any time hereafter provided at law or in equity. The exercise of any one or more remedies provided herein shall not act as a waiver of or preclude exercise of any other right or remedy of Landlord.

     (b) Upon the occurrence of an Event of Default hereunder, Landlord may declare the entire rent for the balance of the term immediately due and payable. Said rent shall be discounted back to present value using the five (5) year U.S. Treasury Bond rate in effect at the date of default.

     (c) Upon the occurrence of an Event of Default hereunder, Landlord shall have the right immediately and without notice to Tenant to terminate the term of this Lease whereupon the estate hereby granted shall expire and terminate on the date of such Event of Default or such later date as Landlord shall, in its sole discretion determine, as fully and completely and with the same effect as if such date were the date herein fixed for the expiration of the term of this Lease, and all rights of Tenant hereunder shall expire and terminate, but Tenant shall remain liable for all amounts due to Landlord hereunder, including but not limited to the entire amount of rent including additional rent for the unexpired balance of the Term discounted back to present value in accordance with subsection (b) above.

     (d) Upon the occurrence of an Event of Default hereunder, Landlord shall have the immediate right to reenter and repossess the Premises by summary proceedings, ejectment or in any manner Landlord determines to be necessary or desirable and Landlord shall have the right to remove all persons and property therefrom. Landlord shall be under no liability by reason of any such re-entry, repossession or removal. No such reentry or repossession of the Premises shall be construed as an election by Landlord to terminate the term of this Lease unless a written notice of such intention is given to Tenant pursuant to this paragraph, or unless such termination is decreed by a court of competent jurisdiction.

     (e) For the purpose of obtaining possession of the Premises in the event of any Event of Default hereunder, Tenant hereby authorizes and empowers, sixty
(60) days after the expiration of the notice and cure period given to Tenant for Tenant's default, any attorney or the Prothonotary or clerk of any court of record in the Commonwealth of Pennsylvania or elsewhere, as attorney for Tenant, to sign an agreement for entering in any competent court an amicable action or actions in ejectment for possession of the Premises and to appear for and confess judgment against Tenant, and against all persons claiming under or through Tenant, in favor of Landlord, for recover of possession thereof, for which this Lease, or a copy thereof verified by affidavit, shall be a sufficient warrant; and thereupon a writ of possession may immediately issue for possession of the Premises, without any prior writ of proceeding whatsoever and without any stay of execution. If for any reason after such action has been commenced it shall be discontinued, or possession of the Premises shall remain in or be restored to Tenant, Landlord shall have the right for the same default or any subsequent default to bring one or more further amicable actions as above provided to recover possession.

     (f) Tenant hereby irrevocably authorizes and empowers, sixty (60) days the expiration of the notice and cure period given to Tenant for Tenant's default, any attorney or the Prothonotary or clerk of any court of the Commonwealth of Pennsylvania, or elsewhere, to appear as attorney for Tenant in any action brought against Tenant on this Lease at the suit of Landlord to confess or enter judgment against Tenant for all rent, additional rent and other amounts due from Tenant to Landlord pursuant to the terms of this Lease, together with costs of suit and attorneys' commission of five percent (5%) for collection (provided the amount collected shall not be in excess of actual attorneys fees incurred), and for so doing this Lease or a copy hereof verified by affidavit shall be of sufficient warrant. The authority granted herein to confess judgment shall not be exhausted by any exercise thereof and shall continue from time to time and at all times until payment in full of all amounts due to Landlord hereunder, including but not limited to all rent and additional rent hereunder.

     (g) At any time or from time to time after the reentry or repossession of the Premises, whether or not the term of this Lease shall have been terminated, Landlord may (but shall be under no obligation to) relet the Premises for the account of Tenant, in the name of Tenant or Landlord or otherwise, without notice to Tenant, for such term or terms and on such conditions and for such uses as Landlord, in its reasonable discretion may determine. Landlord may collect and receive any rents payable by reason of such reletting. Landlord shall not be liable for any failure to relet the Premises or for any failure to collect any rent due upon any such reletting.

     (h) No expiration or termination of the term of this Lease by reason of the occurrence of an Event of Default and no reentry or repossession of the Premises by reason of an Event of Default shall relieve Tenant of its obligations and liabilities hereunder, all of which shall survive such expiration, termination, reentry or reletting.

     18.3 Waiver: No waiver by Landlord of any breach of any covenant, condition or agreement herein contained shall operate as a wavier of any subsequent breach thereof No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of rent herein stipulated shall be deemed to be other than on account of rent, nor shall any endorsement or statement on any check or letter accompanying a check for payment of rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to landlord's right to recover the balance of such rent or to pursue any other remedy provided in this Lease. Payment received by Landlord when Tenant is in arrears shall be applied to amounts owed by Tenant as Landlord determines. No re-entry by Landlord, and no acceptance by landlord of keys from Tenant, shall be considered an acceptance of a surrender of the Lease.

     18.4 Right of Each Party to Cure the Other Party's Default:

     (a) If Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant beyond any applicable notice and cure period, then Landlord may, but shall not be required to, make such payment or do such act, and charge the amount of the expense thereof, if made or done by Landlord, with interest thereon at the rate defined in Section 20 from the date paid by Landlord to the date of payment thereof by Tenant and such charge or expense and interest thereon shall be Additional Rent hereunder; provided, however, that nothing herein contained shall be construed or implemented in such a manner to allow Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. Such payment and interest shall constitute additional rent hereunder due and payable with the next monthly installment of rent, but the making of such payment or the taking of such action by Landlord shall operate to cure such default unless Tenant is otherwise in default of the Lease.

     (b) If Landlord defaults in the doing of any act herein required to be done by Landlord pursuant to the terms of Sections 5.1, 5.2, 5.3 or 5.4 of this Part II for more than ten (10) days beyond delivery of written notice of such default to Landlord by Tenant, and Landlord's default is of such a nature that (i) it materially interferes with Tenant's ability to conduct its business in the Premises, or (ii) failure to immediately correct such default or take such curative action would lead to material interference with Tenant's ability to conduct its business in the Premises, Tenant shall have the right, but not the obligation to do such act at Tenant's expense, whereby any reasonable expenses so incurred by Tenant and not repaid to Tenant by Landlord within thirty (30) days of Tenant's delivery to Landlord of reasonable substantiation therefor, shall be credited as an offset against the rent otherwise due by Tenant. Notwithstanding the foregoing, Tenant shall have no such limited cure and offset right if within such ten (10) day period, Landlord commences and diligently performs to completion the requested act as required by the terms of this Lease. For purposes of this Section, "reasonable expenses" shall be defined as set forth in Section 2.1(a) of Part II and any disagreement between Landlord and Tenant as to whether the expenses so incurred are "reasonable expenses" shall be handled pursuant to the procedure set forth in Section 2.1(a) of Part II.

     18.5 Late Payments: If Tenant fails to pay any installment of rent (in accordance with Section 4) by the tenth (10th) day of the calendar month, or ten
(10) days after such installment has become due and payable, Tenant shall pay to Landlord a late charge of five percent (5%) of the amount of such installment, and, in addition, such unpaid installment shall bear interest at the rate defined in Section 20, from the date such installment becomes due and payable to the date of payment thereof by Tenant; provided, however, that nothing herein contained shall be construed or implemented in such a manner as to allow Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. Such late charge and interest shall constitute additional rent hereunder due and payable with the next monthly installment of rent.

19.  HOLDING OVER.

     In the event that Tenant shall not immediately surrender the Premises on the date of expiration of the term hereof, Tenant shall, by virtue of the provisions hereof, become a tenant by the month at 125% of the monthly rent for the immediately preceding month, including all additional rent in effect during the last month of the term of this Lease, which said monthly tenancy shall commence with the first day next after the expiration of the term of this Lease. Tenant, as a monthly tenant, shall be subject to all of the terms, conditions, covenants and agreements of this Lease. Tenant shall give to Landlord at least thirty (30) days written notice of any intention to quit the Premises, and Tenant shall be entitled to thirty (30) days written notice to quit the Premises, unless Tenant is in default hereunder, in which event, Tenant shall not be entitled to any notice to quit, the usual thirty (30) days notice to quit being hereby expressly waived. In the event that Tenant shall hold over after the expiration of the possession of the Premises promptly at the expiration of the term of this Lease, then at any time prior to Landlord's acceptance of rent from Tenant as a monthly tenant hereunder, Landlord, at its option, may forthwith re-enter and take possession of the Premises without process, or by any legal process in force in the State of Pennsylvania.

20.  INTEREST AND COLLECTION EXPENSES.

     Interest shall accrue on any monies due from Tenant to Landlord from the date the same are due (including rent and money advanced by Landlord to others on account of the failure of Tenant to perform hereunder) at the rate of one percent (1%) per month until the same is paid and Tenant shall pay the interest upon demand. If Landlord consults any attorney for the collection of any sums due from Tenant or otherwise in connection with Tenant's performance hereunder, Tenant shall, whether or not proceedings are instituted, reimburse Landlord the reasonable attorney fees and court costs, if any.

21.  NON-DISTURBANCE.

     21.1 Estoppel Certificate. Within ten (10) days after request therefore by Landlord, or in the event that upon any sale, assignment, mortgage or encumbrance of the Premises and/or the land thereunder by Landlord, an estoppel certificate shall be required from Tenant; Tenant agrees to deliver in recordable form a certificate to any proposed mortgagee or purchaser, or to Landlord, certifying (if such be the case) that this Lease is in full force and effect and that there are no defenses or offsets thereto, or stating those claimed by Tenant.

     21.2 Attornment. Tenant shall, at the request of any first mortgagee or purchaser of the Premises attorn to such mortgagee or purchaser, provided Tenant has been granted a non-disturbance agreement by the mortgagee.

     21.3 Subordination. Tenant's rights, including without limitation any option to purchase the Premises hereunder are subordinate to the lien of any mortgage or mortgages, or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the land and/or buildings of the Premises or any part thereof, and to all advances made or hereunder to be made upon the security thereof, provided, however, and on the condition that Tenant is granted in all such cases a non-disturbance agreement from any such mortgagee or lienholder which recognizes Tenant and its rights under this Lease. Regardless of the self operating provision of this Paragraph, if a prospective mortgagee requests the Tenant to sign a subordination agreement, the Tenant shall do so promptly subject to the terms set forth herein.

     21.4 Limited Attorney-in-Fact. In the event Tenant fails to execute such instruments or certificates to carry out the intent of Paragraphs 21.1, 21.2 and
21.3 referenced above within (a) fifteen (15) days of Landlord's first written request to execute such instruments or certificates and (b) five (5) days after Landlord's second written request to execute such instruments or certificates, then Tenant hereby irrevocably appoints

Landlord as Attorney-in-Fact for Tenant with full power and authority to execute and deliver in the name of the Tenant any such instruments or certificates.

     21.5 Submissions Requested by Landlord's Mortgagee. Tenant agrees to promptly provide periodic financial statements, and such other financial information as may be reasonably requested by any mortgagee of the Premises, no more frequently than annually.

22.  ADDITIONAL INSTRUMENTS.

     Tenant shall, at the request of Landlord, execute such additional instruments Landlord's mortgagee may request from time to time or as may be required or convenient hereunder not inconsistent herewith. To the extent Tenant signs a Memorandum of Lease, the recording of such Memorandum shall be at the sole cost and expense of Landlord.

23.  LANDLORD'S COVENANT OF TITLE AND QUIET ENJOYMENT.

     Landlord covenants and warrants that upon the term of the Lease commencing, it shall have full right and lawful authority to enter into this Lease for the full Term hereof, and that Landlord will be lawfully seized of the entire Premises and will have good title thereto and that at all times when Tenant is not in default under the Terms and during the Term of this Lease, Tenant's quiet and peaceable enjoyment of the Premises shall not be disturbed or interfered with by anyone. Landlord, in person or by agent, shall be permitted to enter upon the Premises at reasonable times to examine the same or to make such repairs as are required hereunder with 24 hour telephonic notice and accompanied by an employee of Tenant, unless in the case of an emergency.

24.  WAIVER OF TRIAL BY JURY.

     It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of the Premises and/or any claim of injury or damage and any emergency or any other statutory remedy. It is further mutually agreed that in the event Landlord commences any summary proceeding for non-payment of rent, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

25.  LANDLORD RIGHT OF ENTRY.

     Landlord shall have the right, during the last twelve (12) months of the term herein provided, to place on any portion of the Premises signs or bill-boards indicating that the Premises are "For Sale" or "For Rent," but such signs shall be of such size and so placed as not to materially interfere with Tenant's occupancy. During said period, interested persons shall be admitted at reasonable business hours of the day to view the Premises.

26.  CHANGE IN OWNERSHIP.

     Tenant agrees that in the event that the Premises or any part thereof is sold, or in the event of any change of legal title or equitable ownership, that all obligations herein undertaken by Landlord, including but not limited to, the obligation for the return of any advance rent payment paid hereunder, shall be transferred to such purchaser or assignee, and in such event all of Landlord's obligations shall terminate and Landlord shall be released and relieved from all liability and responsibility to Tenant hereunder and Tenant shall look solely to such purchaser or assignee for the performance of said obligations or for the enforcement thereof Each purchaser or assignee shall in turn have like privileges of sale, assignment and release.

27.  SUCCESSORS AND ASSIGNS.

     This Lease shall inure to the benefit of and shall bind the heirs, successors and assigns of the parties to the extent that the parties' rights hereunder may succeed and be assigned according to the terms hereof

28.  DESCRIPTIVE HEADINGS.

     The descriptive headings of the several paragraphs hereof are inserted for convenience only and shall not control or affect the meaning or construction of any of its provisions.

29.  SERVICE OF NOTICE.

     If at any time after the execution of this Lease it shall become necessary or convenient for one of the parties hereto to serve any notice, demand or communication upon the other party, such notice, demand or communication shall be in writing signed by the parties serving the same, sent by United States mail, or private carrier, to the respective addresses set forth in the preamble of Part I, or at such other address as either party may have furnished to the other in writing as a place for the service of notice. Any notice so mailed shall be deemed to have been given as of the time it is deposited in the United States mail, or if a private carrier is used, when the notice is accepted or rejected by the addressee upon attempted delivery.

30.  CONSOLIDATION.

     This Part II and the accompanying Part I constitute one agreement and may be signed in any number of counter parts and shall be construed under the laws of the Commonwealth of Pennsylvania. Unless specifically set forth to the contrary in this Part II, all section cross references shall be deemed to refer to sections within this Part II.

31.  RADON ABATEMENT.

     Landlord acknowledges and agrees that as a result of radon testing conducted at the Premises by U.S. Toxic Substance Testing Bureau, radon in concentrations greater than the EPA 4.0 pCi/L guidelines was detected within the Buildings. Landlord hereby agrees at its sole cost and expense, to take all actions necessary to bring the Buildings within compliance with EPA radon guidelines on or before April 1, 1997.

     IN WITNESS WHEREOF, intending to be legally bound, the Landlord and Tenant have caused this Part II presents to be signed by their duly authorized officers or agents and their appropriate seals to be hereunto affixed, the day and year first above written.


WITNESS:                                     DONNERVILLE ASSOCIATES, "Landlord"


                                             By:   /s/ [ILLEGIBLE]
                                                 -------------------------------
                                             Name: /s/ [ILLEGIBLE]
                                                 -------------------------------
                                             Title:  General Partner
/s/ [ILLEGIBLE]
____________________                         By:
                                                  ------------------------------
                                             Name:
                                                  ------------------------------
                                             Title: General Partner

____________________                         By:
                                                 -------------------------------
                                             Name:
                                                 -------------------------------
                                             Title: General Partner


WITNESS/ATTEST:                              GEOSYSTEMS GLOBAL CORPORATION
                                            "Tenant"

/s/ [ILLEGIBLE]
____________________                         By:  /s/ BARRY J. GLICK
                                                 -------------------------------
                                             Name:  Barry J. Glick
                                                 -------------------------------
                                             Title: PRESIDENT & CEO

                                     RIDER

                                 PURCHASE OPTION

Option to Purchase

     Tenant shall have the option to purchase the Premises, located at 3700-3750 Electronics Way, Lancaster, Pennsylvania, so long as Tenant is not in default of this Lease, on terms as follows:

A. This purchase option may be exercised during the 7th, 8th, 9th or 10th year of the Lease term by Tenant giving not less than four (4) months prior written notice to Landlord provided, however, if the exercise is made in the 10th year of the Lease term it shall be made prior to July 1, 2006. The notice of exercise shall specify a proposed settlement date accompanied by a down payment of $100,000. The down payment will be placed in an interest bearing escrow account and at the Closing the interest shall be payable to Buyer. At the settlement, upon payment of the balance of the purchase price, Landlord shall execute, acknowledge and deliver to Tenant a special warranty deed with good and insurable title.

     The cost of the preparation of the deed shall be borne by Tenant. Special assessments not otherwise payable by Tenant pursuant to the terms of the Lease shall be apportioned to the date of closing and thereafter paid by Tenant. Transfer taxes and documentary stamps, if any, to be borne by Tenant. Pending settlement, the rent shall continue without abatement.

A-l Tenant's notice to Landlord that it intends to exercise this option may include, at Tenant's option, the proposed purchase price, which Landlord shall either accept or reject, by issuance of written notice to Tenant within fifteen
(15) days of receipt of Tenant's notice. If Landlord rejects the purchase price, the appraisal provisions of Paragraph B below shall apply, however, if the appraisal process outlined in Paragraph B results in a purchase price which is equal to or less than the purchase price initially offered by Tenant, the cost of the appraisal(s) shall be paid by Landlord.

B. If Landlord rejects Tenant's proposed purchase price or if Tenant's notice of exercise does not include a proposed purchase price, the purchase price shall be the greater of $4,000,000 or Fair Market Value determined as follows:

     The Tenant and Landlord shall each select a Pennsylvania State Certified appraiser, experienced in the valuation of real estate in the vicinity of the Premises within ten (10) days of the exercise of the Option to Purchase. The Appraisers shall appraise the Premises within thirty (30) days of their appointment. If the two appraisals are within ten percent (10%) of one another, fair market value shall be the average of the two. If the two appraisals are not within ten percent (10%) of one another, then the two Appraisers shall select a third Appraiser to appraise the Option Property within thirty (30) days of its appointment. If the valuation of the third Appraiser is between the value of the first two Appraisers, then the determination of the third Appraiser shall be the Fair Market Value. If the third Appraiser's valuation is higher than the higher of the original two or lower than the lowest of the original two appraisals, then the valuation of the original two which is closest to the third appraisal shall be Fair Market Value.

     Subject to the terms of Paragraph A-1, the Tenant shall be responsible for the costs associated with obtaining all appraisals. Landlord agrees to reasonably cooperate with Tenant to obtain said appraisals as quickly as possible.

C. Settlement of Purchase of Premises Under Option

     (a) Once the purchase price is determined, Landlord shall either accept Tenant's proposed settlement date set forth in its original notice or the parties will mutually agree upon a date for settlement, or absent agreement, settlement will take place on the later to occur of one hundred eighty (180) days following the determination of the purchase price or the anniversary date of the Lease commencement; settlement will be held in York, Pennsylvania, unless the parties mutually agree in writing upon another place.

     (b) Pending the settlement, the Lease will continue in full force and effect.

     (c) In the event that Tenant obtains or procures a report of title or title insurance binder and such report of title or title insurance binder discloses any defects in title (other than such usual exceptions contained in owner's policies and the matter to which the sale hereunder is to be subject by the terms hereof), Landlord shall have a period of ninety (90) days from the date of written notice by Tenant of such defects and receipt of a copy of such title insurance binder within which to cure such defects without being in default hereunder. If Landlord is unable to cure such defects within such time period, Tenant may, by issuance of written notice to Landlord, (i) terminate its exercise of the option or (ii) waive the defect and proceed to closing.

     (d) Immediately upon the exercise of the option, endorsements shall be placed upon all policies of insurance which then insure Landlord's interest, so as to cover the interest of Tenant as a contract purchaser. Any expense in connection therewith shall be paid by Tenant. Risk of loss pending settlement shall be on the Landlord.

     (e) Prior to or simultaneously with the payment of the purchase price, Landlord agrees to pay in full and discharge any mortgage indebtedness or other monetary Liens encumbering the property. Once the purchase price is agreed upon following Tenant's exercise of the Option, Landlord will not encumber the Premises without first obtaining the written consent of Tenant.

     (f) Possession shall be delivered to Tenant at settlement. At the settlement, Tenant shall pay in full to Landlord all amounts due to landlord under the Lease as of the date of settlement, the Rent prorated to the date of settlement and the Lease shall be terminated.

Lease as of the date of settlement, the Rent prorated to the date of settlement and the Lease shall be terminated.

     (g) The last month's rent, prepared by Tenant shall be credited against rental otherwise due in the last month (or months) preceding the settlement.


WITNESS:                                     DONNERVILLE ASSOCIATES, "Landlord"


                                             By:   /s/ [ILLEGIBLE]
                                                 -------------------------------
                                             Name: /s/ [ILLEGIBLE]
                                                 -------------------------------
                                             Title:  General Partner
/s/ [ILLEGIBLE]
____________________                         By:
                                                  ------------------------------
                                             Name:
                                                  ------------------------------
                                             Title: General Partner

____________________                         By:
                                                 -------------------------------
                                             Name:
                                                 -------------------------------
                                             Title: PRESIDENT & CEO


WITNESS/ATTEST:                              GEOSYSTEMS GLOBAL CORPORATION
                                            "Tenant"

/s/ [ILLEGIBLE]
____________________                         By:  /s/ BARRY J. GLICK
                                                 -------------------------------
                                             Name:  Barry J. Glick
                                                 -------------------------------
                                             Title: General Partner

                                    EXHIBIT A

All property commonly known as 3 700-3750 Electronics Way, Township of West Hempfield, County of Lancaster, Pennsylvania, 17601

                          [MAP DESCRIBING LEASE AREA]

                                    EXHIBIT B

                   Items to be Completed at Landlord's Expense
                                ("Landlord Work")


1. Landlord will paint all corridors in those areas where Tenant Improvements are not being made. Otherwise, Landlord will only patch the walls and touch up the paint on walls that exhibit mold, stains or need repair. Landlord will replace stained or damaged ceiling tiles in all areas. All this work will be completed prior to April 1, 1997 ("Occupancy").

2. Landlord will hire a contractor to clean the HVAC duct work and replace the filters once prior to Occupancy. Certification of the cleaning will be provided to Tenant upon completion of the work.

3. Landlord will hire a contractor to exterminate and fumigate the entire building once prior to Occupancy. Certification of the extermination and fumigation will be provided to the Tenant upon completion of the work.

4. Landlord will change the hardware on all four main entrance/exit doors to be special light weight (12# or so) ball bearing hinges that make opening the doors easier for physically-challenged persons. This is the only ADA requested change the Landlord will complete prior to Occupancy: any other changes will be made either through the agreed upon Tenant allowance as outlined below, or at Tenant's cost.

5. Landlord agrees to make repairs and maintenance/service items that are mutually determined to be reasonably required as a result of the electrical, plumbing, HVAC, appliances, fire extinguisher, halon, and sprinkler system inspections performed in October and November, 1996, prior to Occupancy so that all such systems are in working order and condition as of Occupancy. Landlord agrees to replace the existing roof

6. Landlord agrees to clean the building once, including dry-cleaning drapes prior to Tenant occupying 50% of the building; Tenant must assume responsibility from then on.

7. Landlord agrees to repair and seal the macadam parking lots, repaint lines and repair and/or erect existing exterior light poles. Landlord also agrees to add handicapped parking space stencils on the macadam when re-striping the lines. There is no need to re-stencil numbers on the parking spaces. Tenant agrees to provide handicapped signage at appropriate parking spaces. This work will be done once prior to Occupancy, weather permitting, and in no event later than June 15, 1997.

8. Landlord agrees to complete weeding, mulching, or landscaping work (including removal of existing plant material) as much as possible before Tenant Occupancy,